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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


         We consent to the use of our report dated March 20, 1998 (except note 15, which is as of November 18, 1998, and notes 6 and 8, which are as of December 30, 1998), with respect to the consolidated financial statements of Moores Retail Group Inc. included in this Form 8-K.


Montreal, Canada                                   /s/ ERNST & YOUNG LLP
February 25, 1999                                  Chartered Accountants